Risk factors	12 Months Ended
Dec. 31, 2023
Risk factors

Note 21 : Risk factors

Financial risk factors

The Group’s activities expose it to a variety of financial risks: credit risk and foreign exchange rate risk.

(i)	Credit risk

The Group has no significant concentration of credit risk, cash in banks in Hong Kong and PRC is insured with limit of approximately US$64,000 and US$72,000, respectively per bank per each depositor. Uninsured cash in banks and restricted cash balances in Hong Kong and PRC are of approximately US$6,039,000 (2022: US$6,047,000). Cash transactions are limited to high credit quality banks.

(ii)	Foreign exchange rate risk

The Group operates in Hong Kong, the PRC and trades with both local and overseas customers and suppliers, and is exposed to foreign exchange rate risk arising from various currency exposures, primarily with respect to purchases in Hong Kong dollars, Renminbi and Euros. Foreign exchange risk arises from committed and unmatched future commercial transactions, such as confirmed import purchase orders and sales orders, recognized assets and liabilities, and net investment in the PRC operations.

ZHEJIANG TIANLAN
Risk factors
19.	Risk factors

Financial risk factors

The Group’s activities expose it mainly to credit risk.

Credit risk

The Group has no significant concentration of credit risk, cash in banks in PRC is insured with limit of approximately RMB500,000, per bank per each depositor. Uninsured cash in banks and restricted cash balances in PRC are of approximately RMB128,000,000 (2022: RMB115,282,000). Cash transactions are limited to high credit quality banks.